SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

CHINA HOUSING & LAND DEVELOPMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CHINA HOUSING & LAND DEVELOPMENT, INC.

November 25, 2015

Dear Shareholder:

On behalf of the Board of Directors of China Housing & Land Development, Inc. (the “Company”), I invite you to attend our 2014 Annual Meeting of Shareholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, People’s Republic of China
On:	December 30, 2015
Time:	9:00 AM, local time

The Notice of Annual Meeting of Shareholders (the “Notice”), the Proxy Statement (the “Proxy Statement”), a form of proxy and our annual report to shareholders for the year ended December 31, 2014 (the “Annual Report”) accompany this letter.

As more fully described in the attached Notice and the accompanying Proxy Statement, the principal business to be addressed at the Annual Meeting is as follows: the election of directors, a non-binding advisory vote concerning compensation of the Company’s named executives, a non-binding advisory vote concerning the frequency of voting concerning named executive compensation, and the ratification of the selection of the Company’s independent registered public accounting firm for the 2015 fiscal year.

In addition, our management will report on our results and will be available to respond to your questions.

As the Company’s shareholders, your vote is important; please vote your shares as soon as possible.  We know that many of our shareholders will be unable to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please take the time now to read the enclosed Notice, Proxy Statement and Annual Report and please return the enclosed proxy card as soon as possible to ensure your representation at the Annual Meeting. You may choose to vote in person at the Annual Meeting even if you have returned a proxy card and you may revoke your proxy at any time before it is exercised. Regardless of the number of the Company’s shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Pingji Lu

Pingji Lu
Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 30, 2015

To the Shareholders of China Housing & Land Development, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of China Housing & Land Development, Inc., a Nevada corporation (the “Company”), will be held on December 30, 2015, at 9:00 AM, local time, at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, People’s Republic of China for the following purposes:

1.	To elect seven (7) persons (the “Nominees”) to the Board of Directors of the Company (the “Board”), each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;
2.	Advisory resolution to approve, on a non-binding basis, the compensation of the Company’s named executive officers as described in this proxy statement;
3.	Advisory resolution to approve, on a non-binding basis, the frequency of non-binding shareholder votes on the compensation of the Company’s named executive officers;
4.	Ratification of the selection of the Company’s independent registered public accounting firm for the 2015 fiscal year; and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this Notice (the “Proxy Statement”). Our annual report to shareholders for the year ended December 31, 2014 (the “Annual Report”) accompanies this Notice, but it is not deemed to be part of the Proxy Statement. A form of proxy also accompanies this Notice.

The Board unanimously recommends a vote FOR the election of the Nominees as directors; FOR the adoption of the non-binding advisory resolution to approve the compensation of the Company’s named executive officers; for THREE YEARS for the non-binding advisory resolution to approve the frequency of non-binding shareholder votes on the compensation of the Company’s named executive officers; and FOR the ratification of the selection of the Company’s independent registered public accounting firm.

The Board has fixed the close of business on November 23, 2015 as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Annual Meeting and any reconvened meeting after an adjournment or postponement of the Annual Meeting. A list of such shareholders will be available for examination by a shareholder for any purpose relevant to the Annual Meeting during ordinary business hours at the offices of the Company at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province, 710038, People’s Republic of China starting two (2) business days after the date of this Notice.

You are cordially invited to attend the Annual Meeting. PLEASE VOTE AS SOON AS POSSIBLE.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached Proxy Statement and Annual Report, and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by completing, signing and returning the accompanying proxy card. If you attend the Annual Meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the Annual Meeting, please mark the accompanying proxy card in the space provided and return it to us. This will assist us with preparations for the Annual Meeting. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on December 30, 2015: The Proxy Statement and the Annual Report are available at www.chldinc.com/chld_en.

By Order of the Board of Directors,

November 25, 2015	/s/ Pingji Lu Pingji Lu Chairman of the Board

CHINA HOUSING & LAND DEVELOPMENT, INC.

PROXY STATEMENT

GENERAL INFORMATION

In this proxy statement (the “Proxy Statement”), the words “CHLN,” “the Company,” “we,” “our,” “ours,” “us” and similar terms refer to China Housing & Land Development, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

Why am I receiving these materials?

This Proxy Statement and the accompanying materials are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of the Company for the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company.

What is included with these materials?

These materials include this Proxy Statement, a Notice of Annual Meeting of Shareholders (the “Notice”), a form of proxy, and the Company’s annual report to shareholders for the year ended December 31, 2014 (the “Annual Report”), which includes our audited consolidated financial statements.

The approximate date on which the Proxy Statement, the Notice, the Annual Report and the form of proxy are intended to be sent or given to shareholders is November 25, 2015.

What information is contained in the Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance and certain other required information.

Where and when will the Annual Meeting be held?

The Annual Meeting is to be held at 9:00 AM, local time, on December 30, 2015. The Annual Meeting and at any adjournment or adjournments thereof will be held at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, People’s Republic of China (“PRC”).

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	the election seven (7) directors to the Board of Directors of the Company (the “Board”);
•	a proposal to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as described in this Proxy Statement;
•	a proposal to approve, on an advisory and non-binding basis, the frequency of non-binding shareholder votes on the compensation of the Company’s named executive officers; and
•	ratification of the selection of MNP LLP (“MNP”) as the Company’s independent registered public accounting firm for the 2015 fiscal year.

We will also consider any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof.

How does the Board recommend that I vote?

The persons named as proxies were designated by the Board. Any proxy given pursuant to this solicitation and received prior to the Annual Meeting will be voted as specified in the proxy card. If you return a properly executed proxy card but do not mark any voting selections, then your proxy will be voted as follows in accordance with the recommendations of the Board:

Proposal One:	“FOR” each of the nominees to the Board;
Proposal Two:	“FOR” approval of the compensation of the Company’s named executive officers described in this Proxy Statement;
Proposal Three:	For “THREE YEARS” frequency of non-binding shareholder votes for compensation of named executive officers; and
Proposal Four:	“FOR” the ratification of the selection of MNP as the Company’s independent registered public accounting firm for the 2015 fiscal year.

If any other matter properly comes before the Annual Meeting, or any adjournment or postponement thereof, the proxy holders will vote on that matter in their discretion.

Who is entitled to vote at the Annual Meeting?

Each share our Common Stock, $.001 par value (the “Common Stock”), issued and outstanding as of the close of business on November 23, 2015 (the “Record Date”) is entitled to notice of and to vote on all items being voted on at the Annual Meeting and any reconvened meeting after an adjournment or postponement of the Annual Meeting.

As of the Record Date, we had issued and outstanding 7,017,869 shares of Common Stock.

You may vote all shares of Common Stock owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

How can I find out if I am a stockholder of record entitled to vote?

A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and starting two (2) business days after the date of this Proxy Statement, during office hours, at the executive offices of the Company at: 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, PRC; or by contacting the Company’s investor relations department at the preceding address or at the following telephone number: +86 (29) 8332-8813.

How many votes am I entitled to per share?

Each holder of shares of Common Stock is entitled to one vote for each share Common Stock held as of the Record Date.

What is the quorum requirement for the Annual Meeting?

The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Annual Meeting, your shares shall be counted for purposes of determining whether a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record — If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record and these materials were sent directly to you by us.

Beneficial Owner — If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like many of our shareholders, you are considered the beneficial owner of shares held in street name, and these materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote such shares.

If I am a stockholder of record of shares of the Company’s Common Stock, how do I vote?

As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. If you choose not to attend the Annual Meeting you may vote by mail by submitting the proxy card provided to you.

If I am a beneficial owner of shares of the Company’s Common Stock, how do I vote?

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by mail by submitting the proxy card or voting information form, or by otherwise referring to the instructions provided to you by the broker, trust, bank or other nominee that holds your shares.

What happens if I do not give specific voting instructions?

Stockholder of Record

If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on Proposals 1-4 in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owner of Shares Held in Street Name; “Broker Non-Votes.”

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares may inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

When we tabulate the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present for that matter, but will not otherwise be counted. For example, please note that brokers may not vote your shares on Proposals 1-3 in the absence of your specific instructions as to how to vote. Please provide your broker with voting instructions as soon as possible so that your vote can be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the enclosed materials.

Which proposals are considered “routine” or “non-routine”?

We believe that Proposal 1 (election of directors), Proposal 2 (non-binding approval of compensation of our named executive officers) and Proposal 3 (non-binding approval of frequency of executive compensation approvals) involve matters that will be considered non-routine. We believe that Proposal 4 (ratification of independent registered public accounting firm) involves a matter that will be considered routine.

How are abstentions and broker non-votes treated?

For purposes of determining whether a quorum is present, abstentions and broker non-votes shall be counted in determining the number of outstanding shares represented in person or by proxy.

For purposes of determining the results of voting, broker non-votes are not counted. Please note that brokers may not vote your shares on Proposals 1 – 3 in the absence of your specific instructions as to how to vote. Please provide your broker with voting instructions as soon as possible so that your vote can be counted.

You cannot abstain in the election of directors — you can only vote FOR the director nominees or WITHHOLD VOTES for such nominees. For each of Proposals 2 and 4 an abstention will have the same effect as a vote AGAINST such proposal. For Proposal 3 an abstention will not be counted.

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1	Election of Directors	Seven (7) individuals have been nominated by the Board for election to serve as directors.
The holders of our Common Stock are entitled to vote on the election of the directors. The directors are elected by a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote on the election of directors.
This means that the seven (7) individuals nominated for election to the Board who receive the most FOR votes among votes properly cast in person or by proxy will be elected. Each holder of our Common Stock is entitled to one vote for each share held and does not have cumulative voting rights.
Only FOR or WITHHOLD votes are counted in determining whether a plurality has been cast in favor of a director nominee. You cannot abstain in the election of directors and broker non-votes are not counted.
Proposal 2	Approval of Executive Compensation	The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting and entitled to vote is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. Each holder of our Common Stock is entitled to one vote for each share held.
Abstentions will have the same effect as a vote AGAINST this proposal. Broker non-votes are not counted.
Proposal 3	Approval of Frequency of Executive Compensation Voting	The frequency alternative receiving the highest number of votes will be deemed to be the selection of the shareholders. Abstentions and broker non-votes are not counted.
Proposal 4	Ratification of the Selection of the Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting and entitled to vote is required to ratify the Company’s independent registered public accounting firm for the 2015 fiscal year. Each holder of our Common Stock is entitled to one vote for each share held.
Abstentions will have the same effect as a vote AGAINST this proposal. Broker non-votes are not counted.

May I change my vote after I have voted?

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the Annual Meeting will not revoke a proxy. Such revocation may be effected in writing by execution of a subsequently dated proxy or by a written notice of revocation, in each case sent to the attention of the investor relations department at the address of our principal office set forth below in this Proxy Statement, or by your attendance and voting in person at the Annual Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

Why did I only receive one set of materials when there is more than one stockholder at my address?

Only one copy of the Company’s Annual Report and Proxy Statement for the 2015 Annual Meeting of Shareholders will be delivered to an address where two or more shareholders reside unless we have received contrary instructions from a shareholder at the address. A separate proxy card will be delivered to each shareholder at a shared address.

If you are a shareholder who lives at a shared address and you would like additional copies of the Annual Report, this Proxy Statement, or any future annual reports or proxy statements, contact our investor relations department by mail at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, PRC, or by telephone at +86 (29) 8332-8813, and we will promptly mail you copies.

Alternatively, if you have received multiple copies of any of the Proxy Statement or Annual Report and, in the future, would only like to receive one set, please contact the investor relations department using the above contact information.

Who is paying the cost of this proxy solicitation?

Proxies are being solicited by and on behalf of the Board. We will pay the costs related to soliciting proxies, including preparing, assembling and mailing the proxies and soliciting materials, as well as the cost of forwarding such materials to the beneficial owners of our Common Stock. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone or personal conversation. We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our Common Stock.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.

Your vote will not be disclosed either within the Company or to third parties, except:

•	As necessary to meet applicable legal requirements;
•	To allow for the tabulation and certification of votes; and
•	To facilitate a proxy solicitation.

What if I have questions about the proposals?

Questions concerning the proposals to be acted upon at the Annual Meeting should be directed to our investor relations department at the Company’s mailing address below:

China Housing & Land Development, Inc.
Attention: Investor Relations Department
1008 Liuxue Road, Baqiao District, Xi’an,
Shaanxi Province 710038, PRC
+86 (29) 8332-8813

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors and Executive Officers

The names of our directors, executive officers, and other significant employees and their ages, positions and biographies are set forth below. Our executive officers are appointed by, and serve at the discretion of the Board. Each of our directors holds his or her office until the next annual meeting of our shareholders or until his or her successor has been qualified after being elected or appointed.

Directors, Executive Officers and Certain Significant Employees	Age	Position/Title	Director Since
Pingji Lu	65	Chairman of the Board & Chief Executive Officer	September 1999
Fang Nie	50	Chief Financial Officer & Director	December 2014
Jing Lu	36	Chief Operating Officer & Director	December 2014
Suiyin Gao	62	Independent Director	October 2007
Yusheng Lin	49	Independent Director	October 2011
Maosheng Luo	53	Independent Director	April 2014
Mingduo Yang	52	Independent Director	May 2014
Mr. Pingji Lu, Chairman of the Board of Directors

Mr. Pingji Lu has served as the Chairman of the Board since joining the Company in September 1999. In addition, Mr. Lu was the founder of Lanbo Financial Investment Company Group Limited, where he was the Chairman of the Board and Chief Executive Officer from its formation in September 2003 until its merger with Lanbo Financial Group, Inc., after which Mr. Lu served as the Chairman of the Board and Chief Executive Officer of Lanbo Financial Group, Inc. until December 2005. Prior to that Mr. Lu was the Chairman of the Board and Chief Executive Officer of Xi’an Newstar Real Estate Development Co., Ltd. from 1998 and where he previously served as General Manager from 1992 to 2003. From February 1968 to December 1999, Mr. Lu held various positions in the Chinese military, including soldier, Director of Barrack Administration, Supervisor, and Senior Colonel. Mr. Lu is a member of the Enterprise Credit Association of Shaanxi Province. Mr. Lu graduated from Xi’an Army College with a degree in architectural engineering. Mr. Lu was appointed as CEO on January 1, 2015. On January 12, 2009, Mr. Lu resigned as Chief Executive Officer but has remained as Chairman of the Company. We believe Mr. Pingji Lu, the founder of the Company, has the most extensive knowledge and experience in the real estate industry within the Company and that such knowledge and experience qualify him for the Chairman position.

Ms. Fang Nie, Chief Financial Officer

Ms. Nie has served as Chief Financial Officer Assistant since January 2009. She previously served as accountant, and then served as the financial manager in Xi’an Tsining Housing Development Co., Ltd., which is one of the subsidiaries of the Company from 1993 through 2008. Ms. Nie was appointed as a director on December 18, 2014 and was appointed as CFO on December 19, 2014. Since joining the Company she has been engaged in financial work, and she has extensive financial experience and management experience, which qualify her for the position of Chief Financial Officer.

Ms. Jing Lu, Chief Operating Officer, Board Secretary & Director

Ms. Lu has served as Chief Operating Officer since January 2009. She previously served as Vice President of the Company from 2004 through 2008. Ms. Lu continues to serve as Board Secretary, which she has done since 2004, and is the Company’s primary spokeswoman with investors and security analysts. She received her master’s degree from King’s College in London in September 2004. Ms. Lu is the daughter of Mr. Pingji Lu. Ms. Lu was appointed as a director on December 18, 2014.

Mr. Suiyin Gao, Independent Director

Mr. Suiyin Gao has served as an independent Director of our Company since October 2007. He has over 30 years of experience in human resources and management consulting. Mr. Gao is currently the head of the Shaanxi Senior Talent Office, which is affiliated with the Shaanxi provincial government and is focused on corporation management, consultation and human resources services. Mr. Gao is the founder and chairman of

Shaanxi Management Member Club, one of the largest manager clubs in Shaanxi province. Mr. Gao is currently an independent director of six enterprises, and also has acted as a senior consultant to more than twenty enterprises. Previously, beginning in 1973, Mr. Gao worked in government service. In 1998, Mr. Gao received his MBA from Northwest University in China. We believe Mr. Gao’s qualifications to serve on the Board include his extensive knowledge and experience in human resources and management consulting as well as his knowledge of our industry.

Mr. Yusheng Lin, Independent Director

Mr. Yusheng Lin has served as an independent Director of our Company since October of 2011. Mr. Lin is currently the Executive Director of Kingworld Medicines Group Ltd. (01110.HK) (“KMG”). He has been the deputy general manager of SZK since June 2006. He is primarily responsible for the capital management and the operations of KMG, a company that he joined in August of 2009. He has more than 10 years of experience in the pharmaceutical industry. From 1999 to 2004, he worked at Xi’an Lijun Pharmaceutical Company Limited (“XLPC”), which is principally engaged in the manufacture and sale of pharmaceutical products in the PRC. XLPC is a wholly owned subsidiary of Lijun International Pharmaceutical (Holding) Company Limited (2005.HK) (“XLPC Parent”), a company listed on the Hong Kong Stock Exchange which, together with its subsidiaries, is engaged in the research, development, manufacture and sale of finished medicines and bulk pharmaceutical products to hospitals and distributors. Mr. Lin held the position of vice president of XLPC Parent from 2004 to 2006. From 2005 to 2006, he also held the position of chairman of XLPC. In 1989, he obtained a bachelor’s degree in philosophy from Yanan University. He received a master’s degree in business administration from Hong Kong Polytechnic University in 2006. We believe Mr. Lin’s wealth of business experience enable him to effectively contribute as a member of the Board.

Mr. Maosheng Luo, Independent Director

Mr. Maosheng Luo has served as an independent director to the board of directors of the Company and as and the Chairman of the Audit Committee of the Board since April 2014. Mr. Luo has over 33 years of accounting experience and over 15 years of experience as an CFO of public companies. Mr. Luo served as the CFO and director of Xi’An Kaiyuan Investment Group Co., Ltd. (a Shenzhen Stock Exchange listed company) (“Kaiyuan”) from November 2005 to March 2010, and from November 1994 to December 2002. Prior to re-joining Kaiyuan, Mr. Luo served as the CFO of Yinqiao Diary Group Ltd (a Singapore Stock Exchange listed company). Mr. Luo is a senior accountant and currently the Vice President of the Accounting Society of Xi’An.

Mr. Mingduo Yang, Independent Director

Mr. Mingduo Yang has served as an independent Director of our Company and a member of the Audit Committee and the Nominating and Governance Committee of the Board since May 2014. Mr. Yang has over 26 years of accounting experience and over 10 years of experience in corporate financing and commercial real estate development and operations. Mr. Yang served as the Vice General Manager of Xi’An Real Estate Development (Group) Co., Ltd., the CFO of Chang An Holding (Group) Co., Ltd., and the Vice General Manager of Shaanxi Maison Mode Co., Ltd. From 2005 to 2008; Mr. Yang was the Controller and CFO of Chang An Information Industry (Group) Co., Ltd. (a Shanghai Stock Exchange listed company) from 1998 to 2005; Mr. Yang worked in Shaanxi Provincial Audit Office from 1988 to 1998.

Corporate Governance and Board Matters

The Company’s current corporate governance practices and policies are designed to promote stockholder value, and the Company is committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining shareholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with applicable laws. We also closely monitor guidance issued or proposed by the SEC as well as the emerging best practices of other companies.

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. The Board selects the Company’s officers and our officers serve at the discretion of our Board. The Board also delegates authority for the conduct of the Company’s day-to-day operations to those officers and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and committee meetings, by reviewing analysis and reports, and through discussions with the Chairman, Chief Executive Officer and other officers.

Code of Ethics

On November 8, 2007, the Company’s Board of Directors adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this Code of Ethics is available on the Company’s website, www.chldinc.com, in the section entitled officers & directors, which can be found on our home page.

Board Meetings and Annual Meeting Attendance Policy

The Board of Directors held fifteen (15) meetings in the 2014 fiscal year and the attendance rates for all Board members were over 90%.

While the Company encourages the directors to attend the Annual Meeting, the Company does not have a formal policy with regard to Board members’ attendance at the Annual Meeting. In 2014, seven (7) directors attended the annual meeting.

Board Leadership Structure and Risk Oversight

The Board currently consists of seven (7) members: Pingji Lu, Fang Nie, Jing Lu, Yusheng Lin, Suiyin Gao, Maosheng Luo and Mingduo Yang. Yusheng Lin, Suiyin Gao, Maosheng Luo and Mingduo Yang are “independent” (see “Director Independence” below).

In consideration of diversity for the composition of the Board, we chose to elect Ms. Nie and Ms. Lu as our directors based on their unique experiences with both the U.S. capital markets and the Chinese capital markets. Each of the directors other than Mr. Lu, Ms. Nie and Ms. Lu is independent and the Board believes that the independent directors provide effective oversight of management. We currently do not have a lead independent director.

It is management’s responsibility to manage risk and bring to the attention of the Board the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company.

During the last ten years, none of our directors or executive officers (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.
•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.
•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.
•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Director Independence

Our Board reviews each nominee’s relationship with the Company in order to determine whether a director nominee is independent pursuant to the listing rules of NASDAQ. Our Board has determined that each of Yusheng Lin, Maosheng Luo, Mingduo Yang, and Suiyin Gao meets the independence requirements and standards currently established by NASDAQ. All of the members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent as defined in NASDAQ Rule 5605(a)(2).

Board Committees

The following table sets forth all our independent directors of the Board of Directors and their positions on the Compensation, Nominating and Audit Committees:

Independent Directors	Title	Service on Committees
Mr. Yusheng Lin	Independent Director	Chairman of the Compensation Committee; Member of the Audit Committee;
Member of the Nominating and Corporate Governance Committee
Mr. Mingduo Yang	Independent Director	Member of the Nominating and Corporate Governance Committee;
Member of the Audit Committee
Mr. Maosheng Luo	Independent Director	Chairman of the Audit Committee;
Member of the Compensation Committee
Mr. Suiyin Gao	Independent Director	Chairman of the Nominating and Corporate Governance Committee;
Member of the Compensation Committee

Audit Committee

The Audit Committee is directly responsible for the appointment, retention and oversight of the work of any independent accountants employed by the Company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm.

All members of the Audit Committee are independent directors. The Company’s Board of Directors has determined that Mr. Maosheng Luo possesses accounting or related financial management expertise and that he qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

The Audit Committee has a charter that can be found on the Company’s website at: www.chldinc.com/chld_en. The Audit Committee held four meetings in the 2014 fiscal year and the attendance rates for all committee members were 92%.

Compensation Committee

The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. All of the members of the Compensation Committee are independent directors. For additional information see the discussion of Executive Compensation herein.

The Compensation Committee has a charter that can be found on the Company’s website at: www.chldinc.com/chld_en. The Compensation Committee did not hold any meeting in the 2014 fiscal year.

Nominating Committee and Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing, reviewing, and making periodic recommendations concerning the company’s corporate governance policies and recommending candidates for election to the Company’s Board of Directors. The committee also oversees our adherence to our corporate governance standards. All of the members of the Nominating and Corporate Governance Committee are independent directors.

The Nominating and Corporate Governance Committee has a charter that can be found on the Company’s website at: www.chldinc.com/chld_en. The Nominating and Governance Committee held two meeting in the 2014 fiscal year and the attendance rates for all committee members were 100%.

Consideration of Director Nominees

Pursuant to the Nominating and Governance Committee Charter, the Nominating and Corporate Governance Committee will consider candidates proposed by stockholders of the Company. As provided in the charter of the Nominating and Corporate Governance Committee, stockholder nominees are subject to the same review as the candidates proposed by members of the Nominating and Corporate Governance Committee.

In the case of a director nominee to fill a Board vacancy, the Nominating and Corporate Governance Committee shall be responsible for selecting or recommending candidates to the Board. In nominating a candidate for Board membership, the Nominating and Corporate Governance Committee shall take into consideration certain criteria including experience as well as any other factors the Nominating and Corporate Governance Committee deems appropriate.

Communications with the Board

Interested parties wishing to communicate with the Board may do so by mail to our investor relations department at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, PRC, Telephone number +86 (29) 8258-2639. Communications intended for a specific director or directors (e.g., an independent director, a committee chairperson or all of the non-management directors) should be addressed to their attention and sent, by mail, to the address above. The Board has appointed and authorized our investor relations department to process these communications and forward them to the appropriate Board member(s). If an incoming communication is found to be illegal, unduly hostile or threatening, or similarly inappropriate, the investor relations department of the Company has the authority to disregard or take other appropriate action regarding any such communication.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of November 23, 2015, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than 5% percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name(1)	Title	Shares Ownership(2)	Percentage of Owned
Mr. Pingji Lu	Chairman & CEO	1,034,502	14.74%
Ms. Fang Nie	CFO & Director	211,013	3.01%
Ms. Jing Lu	COO & Director	159,114	2.27%
Mr. Yusheng Lin	Independent Director	2,300	0.08%
Mr. Suiyin Gao	Independent Director	2,300	0.08%
Mr. Maosheng Luo	Independent Director	—	—
Mr. Mingduo Yang	Independent Director	—	—
Directors and officers as a group with 7 persons		1,409,229	20.08%
Ms. Yuan Jiao	N/A	834,631	11.89%

(1)	Except the address for Ms. Yuan Jiao is No. 281 Chang’an Nan Road, Yanta District, Xi’an, Shaanxi Province, China, the address of other beneficial owners is 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province, China 710038.
(2)	Applicable percentage ownership is based on 7,017,869 shares of common stock outstanding as of November 23, 2015. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers, directors and persons who own more than 10 percent of our Common Stock to file initial reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such executive officers, directors and over 10 percent shareholders are also required by SEC rules to furnish us with copies of all such forms they file. Based solely on our review of the copies of such forms we have received, or written representations from certain reporting persons, we believe that, during the year ended December 31, 2014, all executive officers, directors and over 10 percent shareholders filed on a timely basis all reports required to be filed by them under Section 16(a) with respect to our Common Stock.

RELATED PARTY TRANSACTIONS POLICY AND PROCEDURE

One of the Company’s executive officer’s spouse owns 37.83% of the common stock of Xi’an Xinxing Days Hotel & Suites (“Days Hotel”). During the year ended December 31, 2014, the Company has incurred fees of $325,146 (2013 — $97,140) to Days Hotel. As of December 31, 2014, the Company has $15,171 (2013 — $7,095) payable to Days Hotel.

The Company also has a loan payable of $42,371,789 to Days Hotel as at December 31, 2014 (2013 — $$19,905,182). For the year ended December 31, 2014, the Company incurred $4,184,372 (2013 — $4,749,910) in interest to Days Hotel and capitalized the amounts in real estate held for development or sale. As at December 31, 2014, the Company also had $1,511,447 (2013 — $178,724) in interest payable to Days Hotel.

As at December 31, 2014, the Company also has a loan payable of $17,728,782 (RMB 110 million) (2013 — $21,474,470) to Shanghai XinYing Fund, LLC (“XinYing”), in which an executive partner is the spouse of one of the Company’s executive officers. The Company incurred a total of $2,359,356 (2013 — $5,246,090) in interest and finance consulting fees to XinYing during the year ended December 31, 2014 and capitalized the amount in real estate held for development or sales. As at December 31, 2014, the Company also had $52,004 (2013 — $57,265) in interest payable to XinYing.

DIRECTOR COMPENSATION

The following table sets forth all compensation paid in respect of our former Chief Executive Officer, former Chief Financial Officer and all other executive officers for services rendered in the last year. The compensation comprises base salary and bonus.

Name and Principal Position	Year	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Heung Sang Fong Former Independent director of the Board	2014	7,188	24,840	—	—	—	—	32,028
Albert McLelland Former Independent director of the Board	2014	17,898	—	—	—	—	—	17,898
Maosheng Luo Independent director of the Board	2014	14,551	—	—	—	—	—	14,551
Mingduo Yang Independent director of the Board	2014	7,275	—	—	—	—	—	7,275
Suiyin Gao Independent director of the Board	2014	17,250	12,420	—	—	—	—	29,670
Yusheng Lin Independent director of the Board	2014	17,250	12,420	—	—	—	—	29,670

(1)	The stock awards were valued based on the closing price of our common stock on the NASDAQ on May 20, 2014, which was $2.16.
(2)	No stock awards and option awards were granted in 2014.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The primary objective of our executive compensation program is to attract and retain an excellent management team that has key attributes such as business acumen, industry experience, personal integrity, the ability to recognize and make the most of the talent within the Company, and is motivated to work as a team and achieve results. A further objective of our compensation program is to provide incentives and reward each member of the management team for his or her contribution. In addition, we strive to promote an ownership mentality among key leadership and the Board.

The key elements of compensation for the executive officers are a base salary and a bonus paid in cash and/or an incentive stock award of shares of the Company’s Common Stock. We have no policies for allocating between cash and non-cash compensation. The Company’s bonus has been paid mostly in cash because it is easier to measure the value of cash than stock for bonus payments. Whether the bonus is issued in stock is at the discretion of the Compensation Committee. Other than the stock issued under the 2007 Stock Incentive Plan (the “2007 Plan”) and the 2010 Long Term Incentive Plan (the “ 2010 Plan”), we have not issued any stock bonuses.

Our compensation program is designed to reward performance. The base salary is paid to provide for basic living expenses and bonuses are paid to reward performance. The amount of the payment has been determined based on work performance, importance of position and individual credentials. The guidance for the executive officers’ performance evaluation and performance assessment has been set forth in the Company’s Guidelines for Performance Evaluation and Performance Assessment Rules (the “Guidelines”). The Guidelines were established by the HR and the Compensation Committee and have been revised and updated annually. Our compensation elements are set forth in the Guidelines and are a business decision under the purview of the Compensation Committee, which evaluates the effectiveness of such elements on an annual basis.

Based on the Guidelines, the general principle for executive compensation is that annual compensation equals (monthly base salary + monthly bonus) * 12 + annual bonus. Annual compensation is a fixed amount determined by the Compensation Committee at the beginning of the year based on the condition of our business, market and individual positions and capabilities. Every month, each individual is paid a certain amount of base salary and a monthly bonus, which, for 12 months, constitutes 40 – 60% of the total annual compensation (the percentage is determined by the amount of annual compensation; the smaller the amount is, the bigger the percentage will be allocated). The rest of the compensation, based on the performance evaluation at year end, will be paid to executive officers all at once.

The monthly base salary is the minimum amount of salary permitted by the Chinese labor and employment law. Because the Compensation Committee understands that it is not sufficient to cover the basic life expenses of the executive officers and keep them motivated, the monthly bonus is paid to complement the base salary. However, the ability to keep the monthly bonus depends on whether the executive officers can meet their monthly performance targets. If the required performance targets have not been met, the monthly bonus already paid to the executive officers will be recouped by the Company. As a result, the “monthly bonus” is in fact a contingent part of salary that can be taken away by the Company at year end. The annual bonus is the bonus we pay for those who meet their annual performance targets. It is unrelated to the monthly bonus and once awarded, cannot be taken away. The salary, plus the bonus at year end, may exceed the annual compensation fixed at the beginning of the year if certain performance targets significant to the Company have been met pursuant to the principles of the Guidelines.

We are a relatively small company compared to many listed companies and have limited resources and management manpower to implement and maintain a very sophisticated and complicated executive compensation calculation system. We have to spend our limited management resources running our business operations rather than trying to maintain a sophisticated compensation system and rely on the business judgment of Compensation Committee to make business judgment calls on the overall policies and treatment of executive compensation issues. We engaged an independent compensation advisor in September 1999 but had to terminate the engagement due to cost considerations in October 2007. Before the termination, no substantive service was provided for many years due to non-performance of certain services to be provided by the consultant.

Our Compensation Committee reviews and approves, or in some cases recommends for the approval of the full Board, the annual compensation for our executive officers. Regarding most compensation matters, including executive and director compensation, our management provides recommendations to the Compensation Committee. Typically, our human resources department recommends to the Compensation Committee compensation package proposals based on prevailing compensation standards in our industry. The Compensation Committee, in turn, reviews and determines whether to approve such proposals. Our Compensation Committee may consult with the executive officers to form a consensus on such packages. Our executive officers may discuss any disagreements and needed amendments to such proposals with our Compensation Committee before such proposals are finalized and approved by the Compensation Committee and then by the entire Board. It is a transparent process initiated by the human resources department. The Compensation Committee does not delegate any of its functions to others in setting compensation. Our Compensation Committee does not include any executive officers.

In measuring our executive officers’ contributions, the Compensation Committee considers numerous factors including our growth, strategic business relationships and financial performance. The Compensation Committee takes the following actions in determining the compensation of our executive officers:

•	Reviewing the peer group to help decide Company performance and executive officer compensation. We typically refer to competitors in our market such as Xi’an Hi-Tech Industrial District Real Estate Development Co. Ltd., Xi’an Yahe Real Estate Development Co. Ltd., Xi’an Yanta District Rural & Urban Construction Development Company to compare and use as reference. We do not engage in benchmarking compensation against other companies.
•	Reviewing executive officer compensation to ensure that a significant portion is performance-based to create incentives for above-target performance and consequences for below-target performance.
•	Reviewing tally sheets of total compensation and benefits for each executive officer to ensure the Compensation Committee understands all aspects of each executive officer’s total compensation.
•	Approving incentive plans’ performance targets, which are linked to Company performance.
•	Ensuring that total compensation paid to the Chief Executive Officer and the other executive officers is appropriate based on the Company’s performance relative to that of the peer group.
•	Approving base salary adjustments and also approving annual award payouts for each year based on actual performance achieved relative to the pre-established performance targets and evaluation of individual performance.

We have no individual agreements, arrangements or other programs in which additional compensation is paid upon entering into or completing a change-in-control of the Company, nor is additional compensation or severance payable in the event of termination of employment following a change-in-control of the Company beyond amounts otherwise payable upon termination of employment.

The Company has entered into employment agreements and severance compensation arrangements with some of the named executive officers. Based on research on the peer group and general industry conducted by the consultant and the Compensation Committee’s own experience, the Company believes that pre-established severance arrangements provide assurances of fair treatment to the executives and help retain key executives for the benefit of the Company. Such agreements support the development of an experienced management team and are competitive with practices among the peer group.

The Compensation Committee has developed the following guidelines for the Company to limit compensation in severance agreements:

•	Employment and severance agreements are used only for a limited group of executives.
•	Termination of employment for cause should result in the forfeiture of all unpaid compensation, all unpaid cash or stock incentive compensation, and the Company may consider forfeiture of certain benefits that are not protected by federal or state law.
•	Death or disability should normally result in payment of compensation earned through that date, plus cash and stock compensation and other employee benefits under the terms and conditions of those plans.
•	Voluntary termination of employment or retirement should normally result in payment of compensation earned through that date, plus other vested employee benefits under the terms of the applicable plans and, in the case of retirement, accrued bonus and stock compensation under the terms of the applicable plans.
•	For involuntary termination of employment without cause, the value of cash severance arrangements should be limited to compensation normally payable through the end of the employment agreement, but generally not less than one year’s base salary and target bonus. Stock compensation should follow the vesting rules set by the Compensation Committee in the stock grant’s terms and conditions, although the Compensation Committee varies from this practice depending on the facts and circumstances. Employee benefits remain payable under the terms and conditions of the benefit plans.

Summary Compensation Table

The following table sets forth all compensation paid in respect of our former Chief Executive Officer, former Chief Financial Officer and all other executive officers for services rendered during the preceding two fiscal years. The compensation comprises base salary and bonus.

Name and Principal Position	Year	Base Salary ($)(1)	Bonus Cash ($)(2)	Stock ($)	Stock Awards(3) ($)	Option Awards ($)	Non-Equity Incentive plan Compensation ($)	Non-qualified Deferred Compensation ($)	All other Compensation ($)	Total ($)
Pingji Lu Chairman of the Board of Directors	2014	357,108	—	—						357,108
	2013	328,270			302,220	—	—	—	—	630,490
Xiaohong Feng Former CEO & Director	2014	288,652	—	—		—	—	—	—	288,652
	2013	273,695			251,850	—	—	—	—	525,545
Cangsang Huang Former CFO & Director	2014	150,947	—	—		—	—	—	—	150,947
	2013	147,233			151,110	—	—	—	—	298,343
Jing Lu COO & Director	2014	150,123	—	—	151,110	—	—	—	—	150,123
	2013	143,676	—	—	151,110	—	—	—	—	294,786
Xuewen Yu Vice President	2014	106,815	—	—	—	—	—	—	—	106,815
	2013	99,121	—	—	—	—	—	—	—	99,121
Han Liang Vice President	2014	98,581	—	—	—	—	—	—	—	98,581
	2013	88,780	—	—	—	—	—	—	—	88,780

(1)	The Company pays salaries in RMB to all executive officers every month. The actual RMB amount paid is translated to USD. The exchange rates used were the average rates of 2014 and 2013, which were 0.1622 and 0.1627, respectively.
(2)	The Company enters into performance agreement with our executives each year, pursuant to which each executive is entitled to a performance bonus that is valued by the key performance indicators and goal setting set forth in the agreement. The Company did not pay bonus during 2014.
(3)	The Company did not issue any stock awards to executives during 2014 and it expects to issue stock awards in 2015. The amounts listed in this column for 2014 represent the aggregate grant date fair value of equity awards. For assumptions used in determining these values, see Note 15 to the consolidated financial statements contained hereof.

Retirement Benefits

Regulations in the PRC require the Company to contribute to a defined contribution retirement plan for all permanent employees and the Company established a retirement pension insurance funds for employees during the term in which they are employed. The Company does not any special retirement benefit to the Named Executive Officers in 2014.

Summary of Compensation Agreement with Chairman

The total annual compensation for Mr. Lu under his employment agreement is USD357,108. The agreement provides for a monthly base salary of RMB 129,424 (or $21,004 using the average exchange rate in 2014 of 0.1623), which was determined based on the minimum base salary requirements of the Employment Law of the PRC), and a monthly performance salary of RMB63,621 (or USD $10,325), which for 12 months, constitutes about 34.7% of his annual compensation based on the Guidelines. The performance or bonus payment is given pursuant to the Guidelines in accordance with relevant laws. The Company has the right to adjust Mr. Lu’s salary according to his operational performance and distribution methods for labor remuneration established under the law. Mr. Lu is entitled to pension insurance, unemployment insurance, medical insurance, overall-planned medical care for serious illnesses, a housing allowance and other social insurance from the Company pursuant to relevant regulations of the province and Xi’an city. The Company has set up both monthly and annual personal performance targets for Mr. Pingji Lu. The monthly bonus is measured in accordance with his contribution to the Company and is subject to periodic review and adjustment by the Compensation Committee.

Outstanding Equity Awards at Fiscal Year-End

The Board of Directors and the majority shareholders have adopted the 2007 Stock Incentive Plan (the “2007 Plan”). Since the adoption of the 2007 Plan, we issued incentive compensation comprised of restricted common shares of the Company, which was disclosed in a current report on Form 8-K dated July 14, 2008. 750,000 restricted shares were paid in 2008 in consideration of the performance of the employees in 2007 and were vested immediately upon issuance. No other grants have been made under the Plan.

The Board of Directors and the majority shareholders have adopted the 2010 Long Term Incentive Plan (the “2010 Plan”). Since the adoption of the 2010 Plan, on June 13, 2011, we issued incentive compensation comprised of options to acquire common stock of the Company to employees, officers and directors. The exercise price of the options was determined based on the fair value of the common stock at the grant date. During 2013, 30% of the options expired because certain performance goals in the stock option agreements between the Company and employees were not met.

The table below sets forth the outstanding equity awards as of December 31, 2014.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested (h)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Pingji Lu	June 13, 2011	—	—	123,188	1.39	June 12, 2021	—	—	—	—

Xiaohong Feng	June 13, 2011	—	—	95,324	1.39	June 12, 2021	—	—	—	—

Cangsang Huang	June 13, 2011	—	—	70,980	1.39	June 12, 2021	—	—	—	—

Jing Lu	June 13, 2011	—	—	77,432	1.39	June 12, 2021	—	—	—	—

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee (the “Committee”) of the board of directors of China Housing & Land Development, Inc. (the “Company”) is comprised entirely of independent directors who meet the independence requirements of the Securities and Exchange Commission.

The Committee oversees the Company’s financial reporting process and internal control structure on behalf of the board of directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of the Company’s internal control over financial reporting. The Company’s independent auditors are responsible for expressing an opinion as to the conformity of Company’s consolidated financial statements with generally accepted accounting principles.

In performing its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. The Committee has also discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

The Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence, and the Committee discussed with the auditors their independence. Based on the reviews and discussions referred to above, the Committee unanimously recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

AUDIT COMMITTEE
Mr. Maosheng Luo
Mr. Yusheng Lin
Mr. Mingduo Yang

PROPOSALS TO BE VOTED ON

PROPOSAL 1:  ELECTION OF DIRECTORS

There are currently seven (7) directors serving on the Board. At the Annual Meeting, seven (7) directors will be elected, each to hold office until the next annual meeting of shareholders, his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The nominees (the “Nominees”) who have been unanimously nominated by the Board for election to the Board at the Annual Meeting are listed below. Each of the Nominees is a current director of the Company.

Pingji Lu

Jing Lu

Fang Nie

Suiyin Gao

Yusheng Lin

Maosheng Luo

Mingduo Yang

The section above titled “DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE” of this Proxy Statement contains more information about the leadership skills and experiences that caused the Board to determine that these Nominees should serve as directors of the Company.

The Nominees have each consented to be named in this Proxy Statement and to serve as directors of the Company if elected. The Board has no reason to believe that any of the Nominees will be unwilling or unable to serve if elected as a director.

Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at the Annual Meeting, assuming a quorum is present. Shareholders do not have cumulative voting rights in the election of directors.

Recommendation of the Board

Proxies submitted on the accompanying proxy card will be voted FOR the election of the Nominees listed above, unless the proxy card is marked otherwise.  If, as a result of circumstances not now known or foreseen, any of the Nominees is unavailable to serve as a nominee for the office of director at the time of the Annual Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the Nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly.

The Board recommends a vote FOR the election of the seven (7) Nominees proposed by the Board for election to the Board. THE BOARD BELIEVES THAT VOTING FOR THE NOMINEES IS IN YOUR BEST INTEREST AND STRONGLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES. THE BOARD BELIEVES THE NOMINEES PROVIDE OUR BOARD WITH A DIVERSE AND COMPLEMENTARY MIX OF EXPERIENCE AND EXPERTISE BOTH IN OUR INDUSTRY, RELATED INDUSTRIES AND ELSEWHERE, AND THAT THE NOMINEES WILL CONTINUE TO CONTRIBUTE SUBSTANTIAL LEADERSHIP AND INSIGHT FROM THEIR RESPECTIVE FIELDS TO THE BOARD AND WILL BE WELL-SUITED TO LEAD THE COMPANY INTO THE FUTURE.

THE COMPANY’S BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF PINGJI LU, JING LU, FANG NIE, SUIYIN GAO, YUSHENG LIN, MAOSHENG LUO AND MINGDUO YANG AS DIRECTORS.

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

PROPOSAL TWO:  ADVISORY VOTE ON THE RATIFICATION OF EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are seeking advisory shareholder approval of the compensation of the named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

“RESOLVED, that the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement pursuant to Item 402 of SEC Regulation S-K, including in the Summary Compensation Table, and the related executive compensation notes and narratives, is hereby approved on an advisory, non-binding basis.”

Because your vote is non-binding and advisory, the outcome of the vote will not be binding upon the Board. However, the Compensation Committee and the Board will seriously consider the outcome of the vote when considering future executive compensation arrangements.

The Board believes the Company’s compensation structure is effective in aligning the compensation of the executive officers with the Company’s short-term and long-term goals, and that such compensation and incentives are designed to attract, retain and motivate the executive officers who are directly responsible for the Company’s continued success.

Shareholders are encouraged to carefully review the information provided in this Proxy Statement regarding the compensation of the Company’s named executive officers in the section captioned “EXECUTIVE COMPENSATION” of this Proxy Statement.

The non-binding advisory resolution regarding the compensation of the named executive officers described in this proposal shall be approved if it receives the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote. Abstentions will not be counted as either votes cast for or against the resolution. If no voting specification is made on a properly returned or voted proxy card, the proxies will vote FOR the compensation of the named executive officers.

The Board recommends that the shareholders vote “FOR” the adoption of the advisory resolution set forth above.

PROPOSAL THREE:  ADVISORY VOTE ON FREQUENCY OF VOTES ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act a separate proposal is being included to determine whether the advisory shareholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

The Board is recommending a shareholder vote of every three years since it believes this is the most appropriate timeframe for the Company and its shareholders to evaluate the Company’s overall compensation philosophy, design and implementation. A three-year period is more closely aligned with the longer-term view that the Compensation Committee takes with respect to the more significant components of our named executive officers’ compensation, and would allow shareholders the opportunity to evaluate the effectiveness of these programs over the time frames during which they are intended to generate performance.

When casting your vote on this resolution, you should mark your proxy for every year, every two years, or every three years based on your preference as to the frequency with which an advisory vote on executive compensation should be held. You may also choose to abstain from voting on this proposal. The frequency alternative receiving the highest number of votes will be deemed to be the selection of the shareholders.

The Board recommends a vote for “THREE YEARS”.

PROPOSAL FOUR:  RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the selection of MNP LLP (“MNP”) as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of MNP to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Board may reconsider this appointment.

The Company has been advised by MNP that neither the firm nor any of its associates had any relationship with the Company. The Company does not expect that representatives from MNP will be present at the Annual Meeting. However, if a representative from MNP is present at the Annual Meeting, he or she may respond to appropriate questions from stockholders or make a statement if he or she desires to do so.

Principal Accounting Fees And Services

As previously disclosed by the Company, MSCM LLP (“MSCM”) the Company’s prior independent registered public accountants, merged with MNP in 2013. Subsequently, the Board approved the appointment of MNP as MSCM’s successor.

MSCM who ceased operations as of June 1, 2013 performed the audits for the years ended December 31, 2014 and 2013. The following are the services provided by MSCM and the amounts billed:

Audit Fees:	The aggregate fees billed and or accrued for professional services rendered by our principal accountants for the audit of our annual financial statements and review of financial statements on Form 10-Q for the year ended December 31, 2014 and 2013 were $593,833 and $597,120, respectively.
Audit-Related Fees:	We incurred $469,393 in fees for the fiscal year ended December 31, 2014 and $327,940 in fees for the fiscal year ended December 31, 2013 for assurance and related services from our principal accountant that were reasonably related to the performance of the audit or review of our financial statements, but were not reported under Audit Fees section above.
Significant audit-related fees are additional fees charged for interim review services for three quarter and extra time incurred to review MD&A disclosures. In addition, the auditor provided U.S. tax return filing services that were pre-approved by the Audit Committee.
Tax Fees:	The aggregate fees billed for professional services rendered by our principal accountant for tax compliance, tax advice, preparation and filing of tax returns and tax planning for the fiscal years ended December 31, 2014 and 2013 were $12,720 and $12,000, respectively.
All other Fees:	All other fees billed for the fiscal years ended December 31, 2014 and 2013 were $-0- and $119,707, respectively. All other fees mainly include providing consents for our registration statement, review of responses to SEC comments, travel related expenses and out of pocket expenses.

Pre-Approval Policies for Audit Services

Our Audit Committee consists of three Independent Directors. Our Audit Committee is the body to recommend public accounting firms as our independent auditor to the full Board of Directors for approval. The Audit Committee is also responsible for and has adopted policies and procedures for pre-approval of all audit and non-audit services to be provided by the independent auditor. The Audit Committee reviews the audit and non-audit services to be performed by the independent registered public accounting firm and provides prior approval of all such services provided by the independent auditor. The Audit Committee considers, among other things, whether the provision of specific non-audit services is permissible under existing law and whether it is consistent with maintaining the auditor’s independence. The Audit Committee then approves the audit services and any permissible non-audit services it deems appropriate. All of the fees described above under audit fees, audit related fees, tax fees and all other fees for 2014 were pre-approved by the Audit Committee pursuant to its pre-approval policies and procedures.

The Board unanimously recommends a vote FOR ratification of the selection of MNP.

ADDITIONAL ITEMS

Shareholder Proposals for the 2016 Annual Meeting

Any shareholder who intends to present a proposal at the 2016 Annual Meeting of Shareholders and who wishes to have the proposal included in the Company’s proxy statement and form of proxy for that meeting must deliver the proposal to our investor relations department by mail at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, PRC, no later than the close of business on August 6, 2016. A proposal that is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

Any shareholder who intends to present a proposal, other than as set forth above, at the 2016 Annual Meeting of Shareholders other than for inclusion in the Company’s proxy statement and form of proxy must deliver the proposal to our investor relations department by mail at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, PRC, no later than the close of business on October 20, 2016 or such proposal will be untimely. The Company reserves the right to exercise discretionary voting authority on the proposal if a shareholder has failed to submit the proposal by October 20, 2016.

Annual Report on Form 10-K

If you would like an additional copy of the Annual Report on Form 10-K for the year ended December 31, 2014, you may find this document at http://www.chldinc.com/chld_en. Alternatively, any shareholder wishing to receive, without charge, a copy of this document should send a written request to our investor relations department at: 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province 710038, PRC.

The references to the Company’s website in this Proxy Statement do not constitute, and should not be deemed, an incorporation by reference of the information contained on, or available through, the website. Therefore, such information should not be considered part of this Proxy Statement.

Other Matters

As of the date of this Proxy Statement and other than set forth in this Proxy Statement, the Board has no knowledge of any business that will be presented for consideration at the Annual Meeting. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

November 25, 2015	By Order of the Board of Directors,
/s/ Pingji Lu Pingji Lu Chairman of the Board

CHINA HOUSING & LAND DEVELOPMENT, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 30, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement dated November 25, 2015 and the Annual Report of China Housing & Land Development, Inc., a Nevada corporation (the “Company”), for the fiscal year ended December 31, 2014, and hereby appoints Pingji Lu, the Company’s Chief Executive Officer, and Fang Nie, the Company’s Chief Financial Officer, and each of them, as proxies, each with the power to appoint his/her substitute, of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock, which the undersigned is entitled to vote at the 2015 Annual Meeting of Shareholders to be held on December 30, 2015 (the “Annual Meeting”), and at any adjournment or postponement thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

PLEASE MARK YOUR CHOICE LIKE THIS ☒ IN BLUE OR BLACK INK.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, for THREE YEARS in Proposal 3, and FOR Proposal 4.

The undersigned hereby instructs said proxies or their substitutes:

Proposal 1.	Election of Directors
☐	FOR all nominees listed below (except as marked to the contrary below):

Pingji Lu

Jing Lu

Fang Nie

Suiyin Gao

Yusheng Lin

Maosheng Luo

Mingduo Yang

☐	WITHHOLD AUTHORITY (to vote for all nominees listed below) (to withhold authority to vote for any individual, check the box in front of the nominee’s name in the list below):
☐	Pingji Lu
☐	Jing Lu
☐	Fang Nie
☐	Suiyin Gao
☐	Yusheng Lin
☐	Maosheng Luo
☐	Mingduo Yang

Proposal 2.	Advisory resolution to approve, on a non-binding basis, the compensation of the Company’s named executive officers as described in this proxy statement;
	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 3.	Advisory resolution to approve, on a non-binding basis, the frequency of non-binding shareholder votes on the compensation of the Company’s named executive officers;

THREE YEARS ☐	TWO YEARS ☐	ONE YEAR ☐	ABSTAIN ☐

Proposal 4.	Ratification of the selection of MNP LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and
	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE APPROVAL OF THE EXECUTIVE COMPENSATION, FOR A THREE YEAR FREQUENCY FOR VOTING ON EXECUTIVE COMPENSATION AND FOR THE SELECTION OF THE INDEPENDENT AUDITOR. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED NOVEMBER 25, 2015 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement dated November 25, 2015, and the Annual Report to Shareholders of the Company for the fiscal year ended December 31, 2014 and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name

Name (if joint)

Date , 2015

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

Change of Address (Please print new address below):

I plan to attend the Annual Meeting: Yes ☐ No ☐